Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of December, 2022.

/s/ Steven Craig Beam

[Signature]

Steven Craig Beam

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7 day of December, 2022.

/s/ Tara Marling Abraham

[Signature]

Tara Marling Abraham

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of December, 2022.

/s/ Brooke Williams James

[Signature]

Brooke Williams James

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7 day of December, 2022.

/s/ George W. Broughton

[Signature]

George W. Broughton

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of December, 2022.

/s/ David Frederick Dierker

[Signature]

David Frederick Dierker

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 8th day of December, 2022.

/s/ Michael N. Vittorio

[Signature]

Michael N. Vittorio

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 8th day of December, 2022.

/s/ James Scott Huggins

[Signature]

James Scott Huggins

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of December, 2022.

/s/ Susan Rector

[Signature]

Susan Rector

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 8 day of December, 2022.

/s/ Douglas V. Reynolds

[Signature]

Douglas V. Reynolds

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7 day of December, 2022.

/s/ Frances A. Skinner

[Signature]

Frances A. Skinner

[Printed Name]

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 24, 2022 among the Corporation and Limestone Bancorp, Inc. to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and Kathryn M. Bailey, and each of them, as his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of December, 2022.

/s/ Kevin R. Reeves

[Signature]

Kevin R. Reeves

[Printed Name]